UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

111 Academy, Suite 100

Irvine, California 92617

(Address of principal executive offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Netlist, Inc. (the “Company”) on September 11, 2025 (the “Original Form 8-K”). The purpose of this amendment is to, among other things, supplement the disclosure in the Original Form 8-K with details of the reconvened annual meeting of the Company’s stockholders held on September 24, 2025 that was held in adjournment of the annual meeting of the Company’s stockholders held on September 9, 2025 and to report the amendment to the Company’s Restated Certificate of Incorporation described below as approved at the reconvened annual meeting of the Company’s stockholders held on September 24, 2025.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, on September 9, 2025, the stockholders of the Company approved the Netlist, Inc. 2025 Equity Incentive Plan (the “Plan”) at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Plan is described in greater detail in “Proposal No. 6 — Approval of the 2025 Equity Plan — Summary of Material Features of our Plan” in the Company’s Definitive Proxy Statement filed with the SEC on July 24, 2025, as amended and supplemented to date (as supplemented and amended, the “Proxy Statement”) which description is incorporated herein by reference. The description of the Plan contained in the Proxy Statement and in this Current Report on Form 8-K are each qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K and on September 24, 2025, the stockholders the Company voted to approve the Company’s Certificate of Amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 450,000,000 to 675,000,000 (the “Certificate of Amendment”) at the reconvened Annual Meeting. On September 24, 2025, the Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 24, 2025, the Company reconvened its Annual Meeting at 10:00 a.m. Pacific Time in Irvine, California. The Annual Meeting was previously convened and adjourned on September 9, 2025. As previously disclosed in the Original Form 8-K filed with the SEC on September 11, 2025, (i) of the Company’s 292,464,426 shares of common stock issued and outstanding and eligible to vote as of the record date of July 18, 2025, a quorum of 176,472,652 shares, or approximately 60.34% of the eligible shares, were present in person or represented by proxy at the Annual Meeting on September 9, 2025, thereby establishing a quorum for the Annual Meeting, and (ii) Proposal Nos. 1, 2, 3, 4, 6 and 7 as described in the Proxy Statement were approved by stockholders at the Annual Meeting on September 9, 2025. Following these approvals, the Annual Meeting was then adjourned to reconvene on September 24, 2025 at 10:00 a.m. Pacific Time, at UCI Research Park, Cypress Room, 5301 California, Irvine, California 92617, for the consideration of Proposal No. 5 Approval of an Amendment to the Restated Certificate of Incorporation. Proposal No. 5 is described in further detail in the Proxy Statement.

On September 9, 2025, the following action was taken at the Annual Meeting:

Proposal No. 1. Election of Directors

The Company’s stockholders voted on the election of three director nominees to the Board of Directors, each to serve until the next annual meeting or until their respective successor is duly elected or appointed and qualified.

Director	For	Withheld	Broker Non-Votes
Chun K. Hong	86,601,967	4,908,602	84,962,083
Blake Welcher	88,046,579	3,463,990	84,962,083
Jun Cho	87,427,956	4,082,613	84,962,083

Based on the votes set forth above, Messrs. Chun K. Hong, Blake Welcher and Jun Cho were duly elected to serve until the Company’s 2026 Annual Meeting of Stockholders or until their respective successor is duly elected or appointed and qualified.

Proposal No. 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the ratification of the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 27, 2025.

For	Against	Abstain	Broker Non-Votes
172,666,005	1,369,146	2,437,501	-

Proposal No. 3. Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
79,236,990	9,234,316	3,039,263	84,962,083

Proposal No. 4. Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders determined, on an advisory basis, that the preferred frequency for advisory votes on the compensation of the Company’s named executive officers is every year. The votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
42,915,926	3,696,623	41,627,400	3,270,620	84,962,083

The Company’s Board of Directors has determined the Company will hold future advisory votes regarding the compensation of the Company’s named executive officers every three years. The Board believes this longer frequency is in the best interests of the Company and its stockholders as this longer frequency allows sufficient time to evaluate the effectiveness of the Company’s compensation programs and to better align these programs with the Company’s long-term performance.

Proposal No. 6. Approval of the Netlist, Inc. 2025 Equity Incentive Plan

The Company’s stockholders approved the adoption of the Netlist, Inc. 2025 Equity Incentive Plan. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
77,524,175	11,471,171	2,515,223	84,962,083

Proposal No. 7. Postponement or Adjournment of the Annual Meeting

The Company’s stockholders approved postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the proposals set forth in the Proxy Statement or establish a quorum. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
151,913,717	19,948,306	4,610,629	-

On September 24, 2025, the following action was taken at the reconvened Annual Meeting:

Proposal No. 5. Approval of an Amendment to the Restated Certificate of Incorporation

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of its common stock from 450,000,000 to 675,000,000. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
146,405,058	46,151,222	4,419,901	-

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Netlist, Inc.
10.1+	Netlist 2025 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 of the Current Report on Form 8-K filed on September 11, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Management Compensation Plan or Arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: September 25, 2025	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Executive Vice President and Chief Financial Officer

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